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                                                                    EXHIBIT 10.3


                               SECURITY AGREEMENT


     This SECURITY AGREEMENT (the "Security Agreement"), dated as of July 2, 1998, among INTEREP NATIONAL RADIO SALES, INC., (the "Company"), MCGAVREN GUILD, INC., D&R RADIO, INC., CBS RADIO SALES, INC., ALLIED RADIO PARTNERS, INC., CABALLERO SPANISH MEDIA L.L.C. AND CLEAR CHANNEL RADIO, LLC (collectively, and together with the Company, the "Securing Parties"), and BANKBOSTON, N.A., as administrative agent (the "Agent") for the Lenders from time to time parties to the Credit Agreement (as defined below).

     WHEREAS, pursuant to a certain Revolving Line of Credit Agreement, dated as of the date hereof (as amended, restated, modified and supplemented and in effect from time to time, the "Credit Agreement"), among the Securing Parties, the Lenders, the Agent, and SUMMIT BANK, as documentation agent, the Lenders have agreed to make certain loans to the Securing Parties, each of which will derive benefit, directly and indirectly, from such loans;

     WHEREAS, it is a condition precedent to the agreement of the Lenders to make loans under the Credit Agreement that each of the Securing Parties shall have executed and delivered to the Agent certain Security Documents, including, without limitation, this Security Agreement; and

     WHEREAS, this Security Agreement is given by the Securing Parties in favor of the Agent and the Lenders to secure the payment and performance of all of the Secured Obligations (as hereinafter defined).

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

     Section 1.  Certain Definitions.  As used herein, the following terms shall
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have the following meanings:

     "Collateral" shall mean:
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     (i) all personal property and fixtures of each of the Securing Parties, whether now or hereafter existing or now owned or hereafter acquired by any Securing Party and whether the same is now contemplated, anticipated or foreseeable, and wherever located, of every kind and description, tangible or intangible, including without limitation, the following, to the extent now owned or hereafter acquired by such Securing Party:

     (a) all goods (which shall mean and include all inventory, merchandise, raw materials, supplies, work in process, finished goods, and other tangible personal property held for processing, sale or lease or furnished or to be furnished under contracts of service or used or consumed in any Securing Parties' business) as well as all goods in transit, all returned or rejected goods, and all documents which represent any of the foregoing;

     (b) all accounts (which shall mean and include all accounts receivable, notes, drafts, acceptances and other instruments representing or evidencing a right to payment for goods sold or leased or for services rendered whether or not earned by performance) and all books, records, ledgers, print-outs, file materials and other papers relating thereto;

     (c) all equipment, machinery, tools, dies, molds, furniture, furnishings, fixtures and all tangible personal property similar to any of the foregoing;

     (d) all general intangibles, including, without limitation, tradenames, customer lists, goodwill, computer programs, computer records, computer software, computer data, trade secrets, intellectual property, trademarks (and all goodwill connected with and symbolized by such trademarks), patents, licenses, ledger sheets, files, records, and data processing records relating to any accounts;

     (e) all chattel paper of every kind and description, including additions thereto and substitutions therefor;
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     (f)  all rights to payment of money arising under contracts (whether written or oral or otherwise), including, without limitation, amounts due from affiliates, all tax refunds of every kind and nature including loss carryback refunds, insurance policies and proceeds, factoring agreements, all rights to deposits or advance payments and all rights to receive surplus funds, if any, which are payable to any Securing Party following the termination of any employee pension plan;

     (g) all documents, documents of title, and instruments (whether negotiable or non-negotiable);

     (h) all Investment Property (as such term is defined in the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts);

     (i)  all liens, guaranties and securities for any of the foregoing; and

     (j)  all products of, accessions to, and proceeds of any of the foregoing.

provided, however, the Collateral shall not include the Borrowers' rights, title
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or interest in or to the Contracts (as that term is defined in the Credit
Agreement); provided, further, however, that the Collateral shall include all of
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the Borrowers' rights, title or interest in or to any or all proceeds or rights to payment arising under or relating to such Contracts.

     All of such property in (a) through (j) above is collectively referred to as the "Collateral".

     "Secured Obligations" shall mean (i) the obligations of the Securing
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Parties under this Agreement (including, without limitation, the obligation of the Securing Parties to repay any and all sums advanced by the Agent or any Lender, at its or their option, in payment of taxes, assessments or other charges and expenses, or to satisfy Liens, other than those created hereby, on or in the Collateral or any part thereof) and (ii) the obligations of the Securing Parties to pay, when due (whether at stated maturity, by acceleration or otherwise), the principal of and interest on the Loans made and to be made to the Securing Parties under
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the Credit Agreement and the Notes evidencing the same, and the commitment fees and Agent's fees and all other amounts payable by any Securing Party to the Agent and/or the Lenders thereunder.

     Except as otherwise defined herein, all capitalized terms which are used in this Agreement which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

     Section 2.  Grant of Security Interest.  As security for the prompt
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payment, observance and performance when due (by acceleration or otherwise) of the Secured Obligations, each of the Securing Parties hereby grants to the Agent, for the ratable benefit of the Lenders, a continuing first priority security interest in, a continuing lien upon and/or a right of set-off against all of the Collateral.

     Section 3.  Representations, Warranties and Covenants of the Securing
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Parties.
-------

     A. Perfection. At any time and from time to time, upon demand of the Agent, each Securing Party will:

          (1) Deliver and pledge (or cause to be delivered and pledged) to the Agent, endorsed and/or accompanied by such further instruments of assignment and transfer in such form and substance as the Agent may reasonably request, any and all cash equivalents (other than balances in bank accounts), instruments, securities, investments, documents and/or chattel paper included in or evidencing or otherwise relating to the Collateral owned or held by such Securing Party as the Agent may specify;

          (2) Execute and deliver to the Agent a mortgage or mortgages (satisfactory in form and substance to the Agent) creating Liens in favor of the Agent securing the Secured Obligations on any real property (including, without limitation, leasehold interests) of the Securing Parties, or such portion thereof as may be specified by the Agent, and take such action as may be necessary to duly file and/or record such Liens in such public office or offices, and take such other actions (including using reasonable efforts for a reasonable period of time to obtain consents and acknowledgments of landlords and other third parties) as may be
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     necessary or desirable (in the opinion of the Agent), in order for such
     Liens to constitute valid and effective Liens on such real property as security for the Secured Obligations, subject to no equal or prior Liens (other than Permitted Liens and the other Liens permitted by, and subject to, Section 8.12 of the Credit Agreement);

          (3) To the extent any of the Collateral owned or held by such Securing Party consists of property which constitutes fixtures under the laws of the jurisdiction in which such property is located, use reasonable efforts for a reasonable period of time to furnish or cause to be furnished to the Agent valid and effective waivers of interest in such Collateral by all landlords, lessors, mortgagees, co-owners, encumbrances or other parties in interest with respect to the real property upon which such Collateral is located;

          (4) If and to the extent determined by the Agent, at the direction of the Majority Lenders, to be desirable to protect the interests of the Agent and the Lenders (and in any event with respect to Contracts only after a Default or Event of Default and an acceleration by the Agent pursuant to
     Article IX of the Credit Agreement), notify each obligor upon any credit or other obligation included in the Collateral at any time owing to such Securing Party, in such manner as the Agent may specify; and

          (5) Permit representatives of the Agent or any Lender, during business hours, to inspect the inventory and other properties constituting Collateral of such Securing Party and to inspect and make abstracts from its books and records pertaining to the Collateral, allow the Agent or any Lender to speak with representatives or employees of such Securing Party, and assist the Agent or such Lender's representative obtaining any information requested by the Agent or such Lender.

     B.  Necessary Filings.  With the exception of landlord consents and waivers
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and fixture filings. all filings, registrations and recordings necessary, appropriate or reasonably requested by the Agent to create, preserve, protect and perfect the security interest granted by the Securing Parties to the Agent hereby in respect of the Collateral and required to be made on or before the date hereof have been accomplished. The security interest granted to the Agent for the benefit of the Lenders pursuant to this Security Agreement in and to the Collateral constitutes and hereafter
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will constitute a perfected security interest therein, superior and prior to the rights of all persons therein and subject to no other Liens except Liens which are permitted by, and subject to, Section 8.12 of the Credit Agreement.

     C.  Insurance.  Each of the Securing Parties will maintain insurance issued
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by responsible companies, satisfactory to the Agent, in such amounts and against such risks as is response usually carried by owners of similar businesses and properties in the same general areas in which such Securing Party operates; provided, however, that, if any Event of Default or Default shall be continuing,
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the Securing Parties will insure the Collateral or will cause the Collateral which is tangible property to be insured against such risks as the Agent, at the direction of the Majority Lenders, may from time to time reasonably require, such insurance to be in such forms and amounts and with such companies as may be satisfactory to the Agent and the Majority Lenders. To the extent available from applicable insurers, all policies of such insurance shall, unless otherwise specified by the Agent, be written for the benefit of the Securing Parties and the Agent (for its own benefit and that of the Lenders) as their interests may appear and shall provide that such insurance may not be canceled by reason of the act or neglect of any Securing Party and shall provide that the rights of the Agent and Lenders are independent of any breach of condition by the named insured, and all such policies or certificates evidencing the same, shall be furnished to the Agent. Each Securing Party hereby assigns to the Agent as part of the Collateral all returned or unearned premiums which may be due upon the cancellation of any of such policies for any reason whatsoever and hereby directs the insurer thereunder to pay to the Agent any amounts so due. Each Securing Party will cause the carriers of its insurance to issue loss payee and additional insured or mortgagee clauses in favor of the Agent with respect to such insurance and to cause such carriers to give not less than ten days' prior notice to the Agent of the cancellation or non-renewal of any of such policies.

     D. Liens. The Securing Parties will not, without the prior written consent of the Majority Lenders:

          (1) Permit any of the Collateral to be levied upon under legal process or be subject to any Lien of whatsoever nature (except for those created hereby, Permitted Liens and other Liens to the
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     extent permitted by, and subject to, Section 8.12 of the Credit Agreement)
     unless promptly discharged; or

          (2) Cause or permit anything to be done which may materially impair the value of the Collateral (other than normal wear and tear with respect to property and fixtures included in the Collateral and dispositions permitted by Section 8.14 of the Credit Agreement) or the Liens granted and/or intended to be granted hereby.

     E.  Notations.  Each of the Securing Parties will keep and stamp or
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otherwise mark any and all documents and chattel paper and its individual books and records relating to the Collateral in such manner as the Agent may reasonably require.

     F.  Place of Business/Location of Collateral.  Each of the Securing Parties
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represents and warrants to the Lenders that the chief executive office and principal place of business of such Securing Party, and the place where such Securing Party keeps all of its books and records, is specified in Schedule I hereof. All tangible evidence and all receivables, contracts and general intangibles of each Securing Party and the only original books of account and records of such Securing Party relating thereto are, and will continue to be, kept at such chief executive office and principal place of business, or at such new location for such chief executive office and principal place of business as such Securing Party may establish in accordance with the last sentence of this Section F. All Collateral of each Securing Party is located at one of the locations for such Securing Party listed on Schedule I hereof, and will remain located at any one of such locations unless the Securing Party shall have given the Agent at least 45 days prior written notice of its intention to remove Collateral from such location clearly describing the proposed new location which shall be in the United States of America. No Securing Party shall establish a new location for its chief executive office and principal place of business nor shall it change its corporate name or the name under which it is conducting business, until (i) it shall have given to the Agent not less than 45 days prior written notice of its intention to do so, clearly describing such new location (which shall be in the United States of America) or name, and providing such other information in connection therewith as the Agent may reasonably request, and (ii) with respect to such new location or name, the Securing Parties shall have taken all actions satisfactory to the Agent to maintain the perfection and proof of the
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security interest of the Agent for the benefit of the Lenders in the Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location.

     Section 4.  Further Assurances, Etc.  Each of the Securing Parties will,
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from time to time and at their own expense, promptly execute, acknowledge, witness and deliver and file and/or record, or cause the execution, acknowledgment, witnessing, and delivery and the filing and/or recordation of, such specific and further assignments of Collateral and such other documents or instruments, and shall take or cause to be taken such other action as the Agent may reasonably request for the perfection against such Securing Party and all third parties whomsoever of the Liens created hereby, or for the continuation and protection thereof, and promptly furnish to the Agent evidence satisfactory to the Agent of such action. Without limiting the generality of the foregoing, each of the Securing Parties promptly upon the execution and delivery of this Agreement, and at any time and from time to time thereafter upon the request of the Agent, will execute, acknowledge, witness and deliver such financing and continuation statements, notices, and additional security agreements, make such notations on its records, and take such other action as the Agent may reasonably request for the purpose of so perfecting, maintaining and protecting such Liens and shall cause this Agreement, any amendment or supplement hereto or thereto and each such financing and continuation statement, notice and additional security agreements to be filed and/or recorded in such manner and in such places as may be required by applicable law or as the Agent may reasonably request for such purpose. After written notice to the Securing Parties, each of the Securing Parties hereby authorizes the Agent to effect any filing and/or recording which the Agent or the Majority Lenders has requested pursuant to this
Section 4 without the signature of such Securing Party, to the extent permitted by applicable law. The Agent shall give the Securing Parties written notice subsequent to any such filing and/or recording.

     Section 5.  Actions by Agent.  The Agent may, at any time and from time to
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time, at its option, after having given notice of its intention to do so to the
Securing Parties, perform any act which is undertaken by any of the Securing Parties to be performed by such Securing Party hereunder but which such Securing Party shall have failed to perform, and the Agent may take any other action which the Agent may deem necessary for the
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maintenance, preservation or protection of any of the Collateral or the security interests therein, and the Agent is hereby irrevocably appointed attorney-in-fact of each of the Securing Parties for this purpose. All moneys advanced by the Agent in connection with any of the foregoing, together with interest thereon at the highest rate then in effect pursuant to the Credit Agreement from the date of such advance to the date of the repayment thereof, shall be repaid by the Securing Parties to the Agent upon demand, and shall constitute additional Secured Obligations secured hereby. The making of any such advance by the Agent shall not, however, relieve any of the Securing Parties of liability for any default hereunder until the full amount of all such moneys so advanced and such interest thereon shall have been repaid by the Securing
Parties to the Agent and such default shall have otherwise been cured.

     Section 6.  Rights and Remedies Upon Default.
     ---------   --------------------------------

     A.  Rights and Remedies Generally.  Upon the occurrence and during the
         -----------------------------
continuance of any Event of Default, the Agent shall have all the rights and remedies of a secured party under the Massachusetts Uniform Commercial Code, or other applicable law, including the power of sale upon notice, and all rights provided herein, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative, provided that the Agent shall not notify
                                 --------
obligors on Contracts of the exercise of any right unless the Agent shall have accelerated the Obligations pursuant to Article IX of the Credit Agreement.

     B.  Specific Rights and Remedies.  Without limiting the generality of the
         ----------------------------
foregoing:

     (1) After an Event of Default shall have occurred and while it shall be continuing, each of the Securing Parties will at the request of the Agent cause all payments made under or in respect of accounts or other obligations owed to such Securing Party to be paid directly to the Agent. The Agent shall hold all such payments as additional Collateral hereunder. Neither the Agent nor any Lender shall be liable to any Person for any incorrect or improper payment made pursuant to this Section 6.B(1) in the absence of gross negligence or willful misconduct.

     (2) Each of the Securing Parties hereby constitutes the Agent its true and lawful attorney, irrevocably and with full power of substitution, in the name of such Securing Party or otherwise, upon the occurrence and
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during the continuance of any Event of Default, (i) to give notice at any time to each account debtor or other obligor of the fact of assignment of the respective account or other obligation under this Agreement, (ii) to demand, receive, compromise, sue for, and give acquaintance for, any and all moneys and claims for money due and to become due under or arising out of such accounts and other obligations, (iii) to endorse any checks or other instruments or orders in connection therewith, (iv) to file any claims or take any actions or institute any proceedings which the Agent may deem to be necessary or advisable in its sole and complete discretion and to compromise, litigate or settle the same and
(v) to take any other action which by the terms of this Agreement is to be taken by such Securing Party.

     (3) (a) Upon the occurrence and during the continuance of any Event of Default, the Agent may do any one or more of the following acts:

          (i) exercise all of the rights and remedies of a mortgagee and secured party under the provisions of applicable law;

          (ii) institute legal proceedings for the specific performance of any covenant or agreement herein undertaken by each of the Securing Parties, or for aid in the execution of any power or remedy herein granted;

          (iii) institute legal proceedings to foreclose upon and against any of the Liens created hereby;

          (iv) institute legal proceedings for the sale, under a judgment or decree of any court of competent jurisdiction, of any of the Collateral;

          (v) institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or the sale of any of the Collateral under the order of a court of competent jurisdiction or under other legal process;

          (vi) personally, or by agents or attorneys, enter into and upon any premises wherein the Collateral or any part thereof may then be situated and take possession of all or any part thereof or render it unusable; and, without being responsible (except for gross negligence or willful misconduct) for loss or damage, hold, store,
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     and keep idle, or operate, lease, or otherwise use or permit the use of the same or any part thereof, for such time and upon such terms as the Agent may deem to be in the best interests of the Lenders, and demand, collect, and retain all hire, earnings and all other sums due and to become due in respect of the same from any party whomsoever, accounting only for net earnings, if any, arising from such use, after charging against all receipts from the use of the same and from any subsequent sale thereof, by court proceedings or pursuant to clause (vii) of this Section 6.B(3)(a), all reasonable costs and expenses of, and damages or losses by reason of, such use and/or sale; and/or

          (vii) personally, or by agents or attorneys, enter upon and into any place wherein the same may then be located and take possession of any part or all of the Collateral, with or without process of law and without being responsible for loss or damage (except such as results from the Agent's gross negligence or willful misconduct), and sell, lease or otherwise dispose of all or any part of the same, free from any and all claims of any of the Securing Parties at law, in equity, or otherwise, at one or more public or private sales, in such place or places, at such time or times, for cash or credit and upon such terms as the Agent or the Majority Lenders may determine, with or without any previous demand or notice to any of the Securing Parties or advertisement and demand, and any right or equity of redemption otherwise required by law is hereby waived by each of the Securing Parties to the fullest extent permitted by applicable law. The power of sale hereunder shall not be exhausted by one or more sales, and the Agent may from time to time adjourn any sale to be made pursuant to this Section 6.

     (b) If the Agent shall demand possession of the Collateral or any part thereof pursuant hereto, each of the Securing Parties will, at its own expense, forthwith cause the Collateral or any part thereof designated by the Agent to be assembled and made available and/or delivered to the Agent at any place designated by the Agent.

     (c) In the event that any mandatory requirement of applicable law shall obligate the Agent to give prior notice to any of the Securing Parties of any of the foregoing acts, each of the Securing Parties agrees that a notice sent to the Company in writing by certified U.S. mail, return receipt requested, at least five days before the date of any such act, at the
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Company's address specified in Schedule 11.02 of the Credit Agreement (or such other address as shall have been notified to the Agent in writing), shall be deemed to be reasonable notice of such act and, specifically, reasonable notification of the time and place of any public sale hereunder and reasonable notification of the time after which any private sale or other intended disposition to be made hereunder is to be made.

     (d) The Agent shall apply the proceeds from the sale or other disposition of the Collateral in accordance with the terms and provisions of the Credit Agreement.

     (e) No sale or other disposition of all or any part of the Collateral by the Agent pursuant to this Section 6.B(3) shall be deemed to relieve any of the Securing Parties of its obligations in respect of any Secured Obligations except to the extent the proceeds thereof are finally and irrevocably applied by the Agent to the payment of such Secured Obligations.

     Section 7.  Possession Until Default.  Until an Event of Default shall
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occur, except as otherwise provided in this Agreement or in the other Security
Documents and other documents referred to herein, the Securing Parties will have the right to the possession and enjoyment of the Collateral subject to and upon the terms of this Agreement.

     Section 8.  Waiver bv Securing Parties.  To the fullest extent it may
     ---------   --------------------------
lawfully so agree, each of the Securing Parties agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation. stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Collateral or the possession thereof by any purchaser at any sale pursuant to Section 6.B(3) above; and each of the Securing Parties, for itself and all who claim through it, as far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, each of the Securing Parties hereby: (i) authorizes the Agent, in its sole discretion and without notice to or demand upon any of the Securing Parties and without otherwise affecting the obligations of any of the
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                                       13

Securing Parties hereunder or in respect of the Secured Obligations, from time to time to take and hold other collateral (in addition to the Collateral) for payment of the Secured Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Secured Obligations or any part thereof and to release or substitute any endorser or guarantor or any other Person granting security for or in any other way obligated upon any Secured Obligations or any part thereof and/or to modify or terminate the terms of subordination of any Indebtedness subordinated to any of the Secured Obligations; and (ii) waives and releases any and all right to require the Agent to collect any of the Secured Obligations from any specific item or items of the Collateral, from any other Person liable as guarantor or in any other manner in respect of any of the Secured Obligations or from any other collateral.

     Section 9.  Purchase By Agent or Lenders.  At any public or private sale
     ---------   ----------------------------
pursuant to Section 6.B(3) hereof, the Agent or any Lender or their respective agents may to the extent permitted by applicable law bid for and purchase the Collateral offered for sale, may make payment on account thereof as hereinafter provided in this Section 9, and, upon compliance in full with the terms of such sale, may hold, retain, and dispose of such property without further accountability therefor to any of the Securing Parties or any other party. In any such sale to the Agent or any Lender, the Agent or such Lender may, for the purposes of making payment for the Collateral or any part thereof so purchased, use any claim for the Secured Obligations then due and payable to it as a credit against the purchase price.

     Section 10.  No Representation, Etc.  Anything herein contained to the
     ----------   ----------------------
contrary notwithstanding, neither the Agent, nor any of the Lenders nor any of their respective nominees or assignees shall have any obligation or liability by reason of or arising out of this Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time or times by virtue of this Agreement. The Agent and the Lenders make no representations or warranties with respect to the Collateral or any part thereof, and the Agent and the Lenders shall not be chargeable with any obligations or liabilities of any of the Securing Parties or any other Person with respect thereto.
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     Section 11.  Remedies.  Each right, power, and remedy herein specifically
     ----------   --------
granted to the Agent or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or otherwise; and each right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time as often and in such order as may be deemed expedient by the Agent in its sole and complete discretion; and the exercise or commencement of exercise of any right, power, or remedy shall not be construed as a waiver of the right to exercise, at the same time or thereafter, the same or any other right, power or remedy. No delay or omission by the Agent in exercising any such right or power, or in pursuing any such remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of any of the Securing Parties or an acquiescence therein. No waiver by the Agent of any breach or default of or by any of the Securing Parties hereunder shall be deemed to be a waiver of any other or similar, previous or subsequent breach or default.

     Section 12.  Notices.  All notices, requests and demands will be given to
     ----------   -------
or made upon the respective parties hereto in writing (the term "in writing"
                                                                ------------
shall include reference to communications by telex, telegram, cable or telecopier provided the same are promptly confirmed by letter) in accordance with Section 11.02 of the Credit Agreement or as to any party at such other address as may be designated by it in a written notice to all other parties. All notices, requests, consents and demands hereunder will be effective when personally delivered or when duly deposited in the mails, delivered to the telegraph office or telexed or telecopied, addressed as aforesaid.

     Section 13.  Amendments, Etc.  This Agreement may not be amended or
     ----------   ---------------
modified except by written agreement of the Securing Parties (or the Company on their behalf pursuant to Section 16 hereof) and the Agent (at the direction of the Majority Lenders), and no consent or waiver hereunder shall be valid unless in writing and signed by the Person or Persons giving such consent or waiver; provided, however, that any amendment or modification that releases all or a
--------- -------
significant portion of the Collateral hereunder shall require the consent of each of the Lenders.

     Section 14.  Indemnity.  Each of the Securing Parties hereby agrees to
     ----------   ---------
assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Agent and the Lenders and each of their respective agents and servants, from and against, any and all liabilities, obligations. losses. damages, penalties, claims, actions, suits and reasonable costs and expenses (including, without limitation, those referred to in clause (i) of Section 6.B(3) hereof), of whatsoever kind or nature, imposed on, incurred by or asserted against the Agent, the Lenders, or their respective agents and servants, in any way relating to or arising out of this Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition. merchantability, fitness, sale, return or other disposition of any Collateral (other than by reason of the respective indemnitees' own gross negligence or willful misconduct). Without limiting the generality of the foregoing, each of the Securing Parties hereby jointly and severally agrees to reimburse the Agent and the Lenders for all costs, liabilities or expenses reasonably incurred by them pursuant to any of the duties hereby or thereby created or in the exercise of any duty, right, remedy or power herein or therein imposed or conferred upon any of them (other than any such costs, liabilities and expenses resulting from the Agent's or such Lender's gross negligence or willful misconduct). The obligations of the Securing Parties contained in this Section 14 shall survive the termination of this Agreement and the discharge of the Securing Parties' other obligations under the other Credit Documents.

     Section 15.  Miscellaneous.
     ----------   -------------

     A.  Successors.  This Agreement shall be binding upon and shall inure to
         ----------
the benefit of each of the Securing Parties, the Agent and the Lenders and their respective successors and assigns; provided, however, that none of the Securing
                                   --------  -------
Parties may assign its rights or obligations hereunder without the prior written consent of all of the Lenders.

     B.  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     C.  Governing Law.  This Agreement shall be construed in accordance with
         -------------
and governed by the law of The Commonwealth of Massachusetts.

     D.  Headings.  The section headings used herein have been inserted for
         --------
convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

     E.  Assignments.  Subject to the provisions of Section 11.06 of the Credit
         -----------
Agreement, it is understood that the Lenders may from time to time assign their rights in respect of the Secured Obligations. and the word "Lenders" when used herein shall be deemed to mean the Lenders and their respective successors and assignees.

     F.  Severability.  Any provision of this Agreement which is prohibited or
         ------------
unenforceable in any in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provision in any other jurisdiction.

     G.  Senior Indebtedness.  The obligations of the Securing Parties hereunder
         -------------------
shall constitute "Senior Indebtedness" and "Senior Debt" as such terms are defined in all documents to which any Securing Party is a party.

     Section 16.  Securing Parties Other Than The Company.  Each of the Securing
     ----------   ---------------------------------------
Parties (other than the Company, except for purposes of clause (iv) below) hereby irrevocably; (i) appoints the Company its attorney-in-fact, with full power and authority in the name and on behalf of such Securing Party or otherwise, to amend, modify or waive any and all provisions of this Agreement and to grant consents and give instructions hereunder; (ii) expressly ratifies, consents to and adopts any and all agreements which the Company may hereafter make with the Agent and/or any of the Lenders with respect to the Collateral owned or held by such Securing Party: (iii) authorizes the Agent to deliver all such Collateral to the Company or to make such other dispositions thereof as the Company has instructed or may instruct and agrees that any and all such agreements and instructions of the Company shall be applicable to such Collateral exactly as if such Collateral were owned or held by the Company; and
(iv) to the fullest extent permitted by applicable law, waives any and all notices of every kind to which such Securing Party might otherwise be entitled, or of demand for payment or the payment of any Secured Obligations, or of the presentment or dishonor of any instrument for the payment of money at any time in connection with any

Secured Obligations, or of protest and/or non-payment thereof, or of any exchange, sale, release or other handling or disposition of all or any such Collateral, or otherwise. Without limiting the generality of the foregoing: (a) none of the Securing Parties other than the Company shall have the right to receive from the Agent any statement, report or other notice, to object to any disposition or application of its Collateral, to obtain injunctive or other relief by reason of the Agent's handling or disposition of such Collateral, or to recover losses caused to such Securing Party by reason of the Agent's failure to furnish to such Securing Party other than the Company any statement or other information with respect to such Collateral or any other Collateral; and (b) no agreement or consent of any Securing Party other than the Company shall be required for any amendment or modification of this Agreement.

     Section 17.  Termination: Release.  When all the Secured Obligations (other
     ----------   --------------------
than Secured Obligations in the nature of continuing indemnitees or expense reimbursement obligations not yet due and payable) have been paid in full and have been terminated and the Revolving Credit Commitments of each of the Lenders to make any Loan under the Credit Agreement have expired, this Agreement shall terminate. Upon termination of this Agreement or any release of Collateral in accordance with the provisions of the Credit Agreement, the Agent shall, upon the request and at the expense of the Company, forthwith assign, transfer and deliver to the Company, against receipt and without recourse to or warranty by the Agent or the Lenders, such of the Collateral to be released (in the case of a release) as may be in possession of the Agent and which shall not have been sold or otherwise applied pursuant to the terms hereof, in the order of and at the expense of the Securing Parties, and proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Collateral, as the case may be.

     Section 18.  Credit Agreement Provisions.  For purposes hereof, the
     ----------   ---------------------------
provisions of Sections 10.09, 11.03 and 11.04 of the Credit Agreement are hereby incorporated, mutatis mutandis, as if set forth herein in fall. So long as any
              ------- ---------
Secured Obligations shall remain outstanding hereunder, such provisions. as so incorporated, shall survive the payment in full of the Loans, and the termination of the Credit Agreement.

     Section 19.  Future Advances.  This Security Agreement shall secure payment
     ----------   ---------------
of any amounts advanced from time to time pursuant to the Credit Agreement.

     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       INTEREP NATIONAL RADIO
                                       SALES, INC.


                                       By:  /s/ Marc G. Guild
                                           ----------------------------------
                                           Name: Mark G. Guild
                                           Title: President, Marketing Division


                                       MCGAVREN GUILD, INC.


                                       By:  /s/ William J. McEntee, Jr.
                                           ----------------------------------
                                           Name: William J. McEntee, Jr.
                                           Title:  Vice President and
                                                   Chief Financial Officer


                                       D&R RADIO, INC.


                                       By:  /s/ William J. McEntee, Jr.
                                           ----------------------------------
                                           Name: William J. McEntee, Jr.
                                           Title:  Vice President and
                                                   Chief Financial Officer

                                       CBS RADIO SALES, INC.


                                       By:  /s/ William J. McEntee, Jr.
                                           ----------------------------------
                                           Name: William J. McEntee, Jr.
                                           Title:  Vice President and
                                                   Chief Financial Officer

                                      ALLIED RADIO PARTNERS, INC.


                                      By: /s/ William J. McEntee, Jr.
                                         ----------------------------------
                                         Name: William J. McEntee, Jr.
                                         Title:  Vice President and
                                                 Chief Financial Officer


                                      CABALLERO SPANISH MEDIA
                                      L.L.C.


                                      By: /s/ William J. McEntee, Jr.
                                         ----------------------------------
                                         Name: William J. McEntee, Jr.
                                         Title:  Vice President and
                                                 Chief Financial Officer


                                      CLEAR CHANNEL RADIO, LLC


                                      By: /s/ William J. McEntee, Jr.
                                         ----------------------------------
                                         Name: William J. McEntee, Jr.
                                         Title:  Vice President and
                                                 Chief Financial Officer

                                   SCHEDULE 1
                                   ----------

                    PLACE OF BUSINESS LOCATION OF COLLATERAL


Securing Parties
----------------

Interep National Radio Sales, Inc.
McGavren Guild, Inc.
D & R Radio, Inc.
CBS Radio Sales, Inc.
Allied Radio Partners, Inc.
Caballero Spanish Media L.L.C.
Clear Channel Radio, LLC

Chief Executive Office and Principal Place of Business for All Securing Parties
-------------------------------------------------------------------------------

                      100 Park Avenue, New York, NY  10017

                            Locations of Collateral
                            -----------------------


100 Park Avenue
New York, NY  10017

31 St. James Ave., Suite 809
Boston, MA  02116

10880 Wilshire Blvd, Suite 1215
Los Angeles, CA  90024

The Bellevue
200 Broad Street
Broad & Walnut Streets, 9th Fl.
Philadelphia, PA  19102


4800 S.W. Macadam Avenue, Suite 200
Portland.  OR  97201

2505 Second Avenue, Suite 602
Seattle, WA  98121

Platinum Tower
400 Interstate North Parkway
Suite 400
Atlanta, GA  30339

205 North Michican Avenue, Suite 2015
Chicago, IL  60601

Travelers Tower 1
26555 Evergreen Road
Southfield, MI  48076

2090 Palm Beach Lakes Blvd.
West Palm Beach, FL  33409

60 South Sixth Street
Suite 3110
Minneapolis, MN  55402

1300 Coral Way, Suite 204
Miami, FL  33145

118 Broadway, Suite 617
San Antonio, TX  78205

505 Sansome Street, 2nd Floor
San Francisco, CA  94111

515 Olive Street, Suite 1507
St. Louis, MO  63101

5000 Quorum, Suite 700
Dallas, TX  75240-7509

3500 Maple Avenue, Suite 1320
Dallas, TX  75219